Intangible Assets	9 Months Ended
Sep. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

5. Intangible assets

The Company’s intangible assets consisted of the following:

	September 30, 2025	December 31, 2024
Brands	$175,200	$162,575
Software development costs	1,061,772	935,888
Customer relationships	1,591,653	1,524,623
Computer software	45,611	39,220
Gross carrying value	$2,874,236	$2,662,306

Brands	134,831	113,474
Software development costs	793,153	664,536
Customer relationships	996,039	873,840
Computer software	39,693	29,141
Accumulated amortization	$1,963,716	$1,680,991
Intangible assets, net	$910,520	$981,315

Amortization expense on intangible assets for the three months ended September 30, 2025 and 2024, was $66,949 and $67,991, respectively. Amortization expense on intangible assets for the nine months ended September 30, 2025 and 2024 was $199,001 and $201,156, respectively. The increase in gross intangible assets during the nine months ended September 30, 2025, relates mainly to the impact of favorable exchange rates on customer relationships and software development costs, as well as capitalized development costs.

The Company performs an impairment analysis on intangible assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable. No impairment expense was recognized for three months ended September 30, 2025 and $119 was recognized for the three months ended September 30, 2024 related to software development costs which had no future economic benefit. For the nine months ended September 30, 2025 and 2024 impairment expenses of $657 and $795, respectively, were recognized related to software development costs which had no future economic benefit.